UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 28, 2005


                           CLAYTON DUNNING GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Nevada                     0-                       06-1296190
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


               2901 South Bayshore Drive #1E
                       Miami, Florida                           33133
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          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (305) 445 8776
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

Clayton Dunning Group, Inc. appointed of the following individuals as officers of subsidiaries of the Company:

Mr. Ara Proudian was appointed President and Chief Executive Officer of Clayton, Dunning & Company Inc., a member firm of the National Association of Securities Dealers Inc.

Mr. Chris Messalas was appointed President and Chief Operating Officer of Clayton, Dunning Capital Partners Inc., a subsidiary of the Company formed to provide financial advisory services to corporate clients.

                                      # # #

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 28, 2005                CLAYTON DUNNING GROUP, INC.


                                By: /s/ Robert C. Lau
                                    ------------------------------------------
                                    Name: Robert C. Lau
                                    Title: President